Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
Debt

Note 9 — Debt

As of June 30, 2022 and December 31, 2021, we did not have any debt outstanding.

Prior to the Business Combination, we had received various forms of debt including convertible debt, a credit agreement, and funds issued through the Paycheck Protection Program. Prior to the consummation of the Business Combination, these forms of debt were settled or forgiven. The loan resulting from the Paycheck Protection Program was forgiven during the second quarter of 2021 and resulted in a gain on extinguishment of debt of $3.6 million for the three and six months ended June 30, 2021. The debt under the Company’s credit agreement was settled in the second quarter of 2021, which resulted in a $5.2 million loss on extinguishment of debt for the three and six months ended June 30, 2021.

Interest expense incurred during the three and six months ended June 30, 2021 was related to these forms of debt, primarily from the Company’s credit agreement.

Note 10 — Debt

Debt consisted of the following:

	December 31,
(in thousands)	2021	2020
Paycheck Protection Program loan	$—	$3,520
Amended and Restated Credit Agreement	—	33,087
Plus: Premium	—	708
Less: Unamortized debt issuance costs	—	(2,566)
Total long-term debt	$—	$34,749
Current portion of long-term debt	$—	$2,423
Long-term debt, net of current portion	$—	$32,326

Convertible Debt

We had an unsecured convertible promissory note that was issued in March 2007, at par value, for an aggregate principal amount of $2.0 million (the “Convertible Debt”). In June 2017, the original maturity date for the Convertible Debt was extended to June 30, 2024 and the interest rate was amended to a fixed rate of 3.75%. We performed a two-step analysis in accordance with ASC 470-50, Debt — Modification and Extinguishments, and determined that the amendment should be accounted for as a modification because the present value of the cash flows under the terms of the modified agreement were not substantially different than the present value of the remaining cash flows under the terms of the original agreement and the change in the value of the conversion option was not substantially different than the carrying value of the Convertible Debt. The resulting impact was a reduction in the carrying amount of the Convertible Debt for $0.1 million and an offsetting impact to additional paid-in capital. Amortization of the discount was less than $0.1 million for the years ended December 31, 2021 and 2020.

The Convertible Debt had a voluntary conversion feature that allowed the holder, at its sole option, the right to request the Company to convert the principal, any accrued, but unpaid interest and any other unpaid amount of the obligation into our common stock or preferred stock. There was also an automatic conversion feature that permitted the Convertible Debt to be settled in common stock or cash upon certain events. The number of shares of common or preferred stock that could have been issued would have been determined based on the total outstanding obligation divided by $3.72 or $5.87, respectively.

On March 30, 2021, we issued a notice of prepayment to the holder of the Convertible Debt stating the Company intended to prepay the full outstanding Convertible Debt obligation. The holder then had the option to either request a conversion to equity pursuant to the Convertible Debt voluntary conversion provisions, described above, or accept the Company’s prepayment. On July 9, 2021, the Company and the holder of the Convertible Debt amended the conversion terms and simultaneously converted the Convertible Debt into 682,070 shares of Old SomaLogic Class B common stock. We recognized a $2.7 million loss on extinguishment of debt in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2021 as a result of the conversion. Since the Convertible Debt was settled in full, there is no outstanding balance as of December 31, 2021. The 682,070 shares of Old SomaLogic Class B common stock that were issued for the conversion of Convertible Debt are presented in the consolidated statements of stockholders’ equity as 571,642 shares of Common Stock as a result of the reverse recapitalization.

Interest expense on the Convertible Debt was less than $0.1 million for the years ended December 31, 2021 and 2020.

Paycheck Protection Program

In April 2020, we received a loan in the aggregate amount of $3.5 million, pursuant to the Paycheck Protection Program (the “PPP”), established pursuant to the recently enacted Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and administered by the U.S. Small Business Administration. The PPP loan, which was in the form of a note dated April 13, 2020, matures on April 13, 2022 and bears interest at a rate of 0.98% per annum. All principal and interest payments were deferred until April 13, 2021.

Under the terms of the CARES Act, we could apply for and receive forgiveness for all, or a portion of the loans granted under the PPP. Such forgiveness was determined, subject to limitations, based on the use of loan proceeds for certain permissible purposes as set forth in the PPP, including, but not limited to, eligible payroll costs and mortgage interest, rent or utility costs, and on the maintenance or rehiring of employees and maintaining compensation levels during the eight-week period following the funding of the PPP loan. On June 21, 2021, we were notified by the lender that the PPP loan had been forgiven for the full amount borrowed under the PPP loan, including less than $0.1 million of accrued interest. In accordance with ASC 405-20, Extinguishment of Liabilities, the income from the forgiveness of the amount borrowed and the accrued interest was recognized as a gain on extinguishment of debt recorded within loss on extinguishment of debt, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2021. As the PPP loan was forgiven, there is no outstanding balance as of December 31, 2021.

Amended and Restated Credit Agreement

In February 2016, we entered into a credit agreement (the “Credit Agreement”) with Madryn Health Partners, LP (“Madryn”), under which we received net proceeds of approximately $35.0 million, including debt issuance costs of $0.8 million. Interest on the Credit Agreement accrued at an annual floating interest rate of LIBOR (with a 1% floor) plus 12.5%, payable quarterly, of which a portion could be deferred at our option and paid together with the principal at maturity (“payment in kind” or “PIK”). The Credit Agreement had an interest-only period through March 31, 2020 and a final maturity date of December 31, 2021.

In December 2017, we entered into the Amended and Restated Credit Agreement, receiving an additional $3.4 million in proceeds. The Amended and Restated Credit Agreement reduced the floating interest rate of LIBOR plus 12.5% to 8.86%, waived revenue covenants until October 1, 2020 as long as cash and investments exceeded the principal balance of the debt, removed the option to defer a portion of the interest payment until maturity and extended the term to December 2022. As of December 31, 2017, the additional debt recorded as PIK was approximately $1.6 million. In exchange for these amendments, we issued 800,000 shares of Old SomaLogic Class B common stock to Madryn at a fair value of $12.35 per share. The fair value of the Old SomaLogic Class B common stock issued of $9.9 million, plus additional financing fees of $0.2 million, was recorded as deferred costs and is amortized to interest expense over the life of the loan using the effective interest rate method. The 800,000 shares of Old SomaLogic Class B common stock that were issued to Madryn are presented in the consolidated statements of stockholders’ equity as 670,480 shares of Common Stock as a result of the reverse recapitalization.

We determined that the Amended and Restated Credit Agreement contained put options related to early redemption mandatory prepayment terms in case of change in control or an event of default (the “Redemption Features”). The Redemption Features embedded in the Credit Agreement and Amended and Restated Credit Agreement met the requirements for separate accounting and were accounted for as a single, compound derivative instrument, in accordance with ASC 815.

On June 29, 2020, we signed an amendment to the Amended and Restated Credit Agreement. The amendment increased the fixed annual interest rate to 12%, of which 3% can be deferred at our option and paid together with the principal at maturity, waived or amended certain covenants and eliminated amortizing principal payments set to begin in March 2021. The entirety of the outstanding principal balance was due on the maturity date of December 31, 2022. Additionally, we incurred an amendment fee of $2.5 million, which was added to the outstanding principal balance. This amendment met the definition of a troubled debt restructuring under ASC 470-60, Troubled Debt Restructurings by Debtors, as the Company was experiencing financial difficulties and received concessions. The amendment did not result in a gain on restructuring because the total undiscounted cash outflows required under the Amended and Restated Credit Agreement exceeded the carrying value of the debt immediately prior to the amendment. The present value of the additional interest resulted in a premium of $1.4 million.

On November 20, 2020, we signed an additional amendment to the Amended and Restated Credit Agreement. In connection with the amendment, we issued 2,651,179 shares of Old SomaLogic redeemable convertible preferred stock to Madryn for a total fair value of approximately $18.0 million in exchange for the deemed prepayment of $10.0 million in the principal amount, a prepayment penalty of $2.5 million and amendment fees of approximately $5.5 million. This amendment also reduced the fixed annual interest rate to 11%, of which 2% can be deferred at our option and paid together with the principal at maturity and amended certain change of control provisions. We accounted for this amendment as a modification to the Amended and Restated Credit Agreement as it was determined that no substantial change occurred. We elected to write down a proportionate amount of debt issuance costs and premium related to the prepayment. As a result, we recognized $0.6 million in loss on extinguishment of debt, net in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2020. The 2,651,179 shares of Old SomaLogic redeemable convertible preferred stock that were issued for the conversion of the Convertible Debt are presented in the consolidated statements of stockholders’ equity as 4,443,906 shares of Common Stock as a result of the reverse recapitalization.

On April 9, 2021, we repaid the Amended and Restated Credit Agreement in full and the obligation was extinguished. In addition to the outstanding principal balance of $33.3 million as of that date, we also paid a prepayment penalty of approximately $4.0 million. As a result of the repayment of the Amended and Restated Credit Agreement, we recognized a $5.2 million loss on extinguishment of debt in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2021.

The Company incurred $1.3 million and $5.8 million of interest expense for the years ended December 31, 2021 and 2020, respectively, under the Amended and Restated Credit Agreement. The interest expense includes noncash amortization of the debt issuance costs of approximately $0.3 million and $2.0 million for the years ended December 31, 2021 and 2020, respectively, and is net of amortization of premium of $0.1 million and $0.5 million for the years ended December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020, the additional interest recorded as PIK, which was added to the principal balance of the long-term debt, was $0.2 million and $0.6 million, respectively.